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                                                                    Exhibit 10.3


                                                                  EXECUTION COPY


                     AMENDMENT NO. 1 TO THE CREDIT AGREEMENT

                                               Dated as of January 23, 2004

                  AMENDMENT NO. 1 TO THE CREDIT AGREEMENT (this "AMENDMENT") among ALDERWOODS GROUP, INC., a Delaware corporation (the "BORROWER"), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the "LENDERS") and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the "ADMINISTRATIVE AGENT").

                  PRELIMINARY STATEMENTS:

                  (1) WHEREAS, the Borrower, the Lenders and the Administrative Agent have entered into a Credit Agreement dated as of September 17, 2003 (such Credit Agreement, as amended, supplemented or otherwise modified through the date hereof, the "CREDIT AGREEMENT"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

                  (2) WHEREAS, the Borrower desires to borrow up to $25 million of senior subordinated unsecured bridge loans under a bridge facility (the "BRIDGE FACILITY"), the proceeds of which shall be used to redeem the Subordinated Notes;

                  (3) WHEREAS, the Borrower also desires to obtain the flexibility to borrow up to $25 million of funds in the form of additional term loans under the Credit Agreement, the proceeds of which shall be used solely to prepay, refinance or repurchase or redeem (and retire), whether through a debt tender offer or otherwise, the Seven Year Notes and under certain specified circumstances, the Bridge Facility and certain advances under the Revolving Credit Facility (and pay fees and expenses in connection therewith);

                  (4) WHEREAS, the Borrower also desires to obtain the ability to prepay, refinance or repurchase or redeem (and retire), whether through a debt tender offer or otherwise, the Seven Year Notes and refinance the Bridge Facility in the future;

                  (5) WHEREAS, the Borrower also desires to reduce the Applicable Rate payable in respect of the Term Loans;

                  (6) WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement to effect the changes described above; and

                  (7) WHEREAS, the Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Credit Agreement in certain respects as set forth below;

                  NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:


                          Alderwoods - Amendment No. 1

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                  SECTION 1. AMENDMENTS TO CREDIT AGREEMENT. The Credit
Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:

                  (a) Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

                  "ADDITIONAL TERM AMOUNT" means an amount up to $25,000,000.

                  "ADDITIONAL TERM COMMITMENT" means, as to each Additional Term Lender, its obligation to make Additional Term Loans to the Borrower established pursuant to SECTION 2.14 or in one or more Assignment and Assumptions, pursuant to which such Lender becomes a party hereto, as applicable, as such amounts may be adjusted from time to time in accordance with this Agreement.

                  "ADDITIONAL TERM COMMITMENT EFFECTIVE DATE" has the meaning set forth in SECTION 2.14(a).

                  "ADDITIONAL TERM FACILITY" means, at any time, the aggregate amount of the Additional Term Lenders' Additional Term Loans at such time.

                  "ADDITIONAL TERM LENDERS" means, at any time, any Lender that has an Additional Term Commitment or an outstanding Additional Term Loan at such time.

                  "ADDITIONAL TERM LOAN" means an advance made by one or more Lenders under the Additional Term Facility in accordance with the relevant Additional Term Loan Assumption Agreement.

                  "ADDITIONAL TERM LOAN ASSUMPTION AGREEMENT" means an additional term loan assumption agreement in form and substance reasonably satisfactory to the Administrative Agent and the Borrower, among the Borrower, the Administrative Agent and one or more Additional Term Lenders.

                  "ADDITIONAL TERM LOAN DRAWING PERIOD" has the meaning set forth in SECTION 2.14(a).

                  "ADDITIONAL TERM LOAN NOTICE" has the meaning specified in
SECTION 2.14(a).

                  "BRIDGE FACILITY" means the unsecured subordinated bridge facility in an aggregate principal amount not to exceed $25 million between Banc of America Bridge LLC, as bridge lender, the other lenders from time to time party thereto, and the Borrower as such facility may be amended, amended and restated or otherwise modified from time to time in accordance with SECTION 7.17.

                  (b) Section 1.01 of the Credit Agreement is hereby further amended by replacing subclause (a) in the definition of "Applicable Rate" in its entirety with the following:

                           "(a) with respect to Term Loans, a percentage per
                  annum equal to (i) for Eurodollar Rate Loans, the Eurodollar Rate then in effect for such Term Loans PLUS 2.75% and (ii) for Base Rate Loans, the Base Rate then in effect for such Term Loans PLUS 1.75 %,"

                  (c) Section 1.01 of the Credit Agreement is hereby further amended by restating subclause (a) in the definition of "Appropriate Lender" in its entirety to read as follows:

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                          Alderwoods - Amendment No. 1


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                           "(a) with respect to the Term Facility, the Revolving
                  Credit Facility or the Additional Term Facility, a Lender that has a Commitment with respect to such Facility at such time,".

                  (d) Section 1.01 of the Credit Agreement is hereby further amended by restating the definition of "Commitment" in its entirety to read as follows:

                           "COMMITMENT" means a Term Commitment, a Revolving
                  Credit Commitment or an Additional Term Commitment, as the context may require.

                  (e) Section 1.01 of the Credit Agreement is hereby further amended by restating the definition of "Facility" in its entirety to read as follows:

                           "FACILITY" means the Term Facility, the Revolving
                  Credit Facility, the Additional Term Facility, the Swing Line Sublimit or the Letter of Credit Sublimit, as the context may require.

                  (f) Section 1.01 of the Credit Agreement is hereby further amended by restating the definition of "Loan Documents" in its entirety to read as follows:

                           "LOAN DOCUMENTS" means, collectively, (a) for
                  purposes of this Agreement and the Notes and any amendment, supplement or other modification hereof or thereof and for all other purposes other than for purposes of the Guaranty and the Collateral Documents, (i) this Agreement, (ii) the Notes,
                  (iii) the Guaranty, (iv) the Collateral Documents, (v) the Fee Letter, (vi) each Letter of Credit Application and (vii) each Additional Term Loan Assumption Agreement and (b) for purposes of the Guaranty and the Collateral Documents, (i) this Agreement, (ii) the Notes, (iii) the Guaranty, (iv) the Collateral Documents, (v) each Letter of Credit Application,
                  (vi) each Additional Term Loan Assumption Agreement, (vii) the Fee Letter and (viii) each Secured Hedge Agreement.

                  (g) Section 1.01 of the Credit Agreement is hereby further amended by restating the definition of "Related Documents" in its entirety to read as follows:

                           "RELATED DOCUMENTS" means the Seven Year Notes
                  Indenture, the Subordinated Notes Indenture, the loan documents in connection with the Bridge Facility and any loan documents, indentures, instruments or similar documents relating to Indebtedness that replaces, renews, extends or otherwise refinances any of the foregoing.

                  (h) Section 1.01 of the Credit Agreement is hereby further amended by restating the definition of "Secured Hedge Agreement" in its entirety to read as follows:

                           "SECURED HEDGE AGREEMENT" means any interest rate
                  Swap Contract or foreign exchange rate Swap Contract required or permitted under ARTICLE VI or VII that is entered into by and between the Borrower and any Hedge Bank.

                  (i) Section 1.01 of the Credit Agreement is hereby further amended by adding at the end of the definition of "Term Commitment" the following language:

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                          Alderwoods - Amendment No. 1

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                           "Unless the context shall otherwise require, after
                  the effectiveness of any Additional Term Commitment, the term "TERM COMMITMENT" shall include such Additional Term Commitment."

                  (j) Section 1.01 of the Credit Agreement is hereby further amended by adding at the end of the definition of "Term Facility" the following language:

                           "Unless the context shall otherwise require,
                  the term "TERM FACILITY" shall include the Additional Term Facility."


                  (k) Section 1.01 of the Credit Agreement is hereby further amended by adding at the end of the definition of "Term Loan" the following language:

                           "Unless the context shall otherwise require, the term
"TERM LOAN" shall also include Additional Term Loans."

                  (l) Article II of the Credit Agreement is hereby amended by redesignating Section 2.01(a) as Section 2.01(a)(i) and adding a new Section 2.01(a)(ii) that reads as follows:

                           "(ii) THE ADDITIONAL TERM LOANS. Subject to the terms
                  and conditions set forth in SECTION 2.14, each Additional Term Lender severally agrees to make a single loan (each such loan, an "ADDITIONAL TERM LOAN") to the Borrower, on any Business Day selected by the Borrower pursuant to SECTION 2.14, in an aggregate amount not to exceed such Lender's Additional Term Commitment at such time, subject to the terms and conditions described in SECTION 2.14. Amounts borrowed under this SECTION 2.01(a)(II) and repaid or prepaid may not be reborrowed. Additional Term Loans may be Base Rate Loans or Eurodollar Rate Loans, as further provided herein."

                  (m) Article II of the Credit Agreement is hereby further amended by adding at the end thereof a new Section 2.14 to read in full as follows:

                           "2.14. ADDITIONAL TERM LOAN COMMITMENTS. (a) The
                  Borrower may, at one time only during the term of the Term Facility by written notice (the "ADDITIONAL TERM LOAN NOTICE") to the Administrative Agent request Additional Term Commitments which shall have the same terms as the Term Commitments in an amount not to exceed the Additional Term Amount from one or more Additional Term Lenders, which may include any existing Lender; PROVIDED that each Additional Term Lender, if not already a Lender hereunder, shall be subject to the approval of the Administrative Agent which approval shall not be unreasonably withheld or delayed and, if withheld, the reason therefor shall be specified in writing). The Additional Term Loan Notice shall set forth the amount of the Additional Term Commitments being requested (which shall be in a minimum amount of $5,000,000, a maximum amount of $25,000,000 and in minimum increments of $1,000,000), the effective date of such commitments, which shall be no less than 15 days following the delivery of the Additional Term Loan Notice (the "ADDITIONAL TERM COMMITMENT EFFECTIVE DATE") and the drawing date of the Additional Term Loan. The Borrower may elect to make a single drawing of the Additional Term Loan on the date specified for such drawing in the Additional Term Loan Notice during the period beginning the Additional Term Commitment Effective Date through the date that is ninety days thereafter (such period being the "ADDITIONAL TERM LOAN DRAWING PERIOD"). During the Additional Term Loan Drawing Period and prior to the date specified in the Additional Term Loan Notice for the drawing of Additional Term Loans,

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                          Alderwoods - Amendment No. 1

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                  the Borrower may request Revolving Credit Loans under SECTION
                  2.01(b) from time to time in an aggregate amount not to exceed the aggregate amount of Additional Term Commitments to be used solely for the purposes set forth in the immediately succeeding sentence and, with respect to any repayment of the Bridge Facility, subject to compliance with the Consolidated Leverage Ratio requirement set forth in SECTION 7.16; PROVIDED that any such Revolving Credit Borrowings shall be repaid in full with the proceeds of the Additional Term Loans on the date of the drawing of such Additional Term Loans. The proceeds of the Additional Term Loans shall be used by the Borrower solely to (i) prepay, refinance, repurchase or redeem (and retire), whether through a debt tender offer or otherwise, the Seven Year Notes (and pay fees and expenses in connection therewith), (ii) repay the Bridge Facility upon the maturity thereof so long as after giving effect to such repayment there is either minimum availability under the Revolving Credit Facility of at least $25,000,000, cash on hand of at least $25,000,000 or a combination of cash on hand and availability under the Revolving Credit Facility of at least $25,000,000 or (iii) repay any Revolving Credit Loans made pursuant to the immediately preceding sentence.

                           (b) The Borrower and each Additional Term Lender
                  shall execute and deliver to the Administrative Agent an Additional Term Loan Assumption Agreement and such other documentation as the Administrative Agent shall reasonably specify to evidence the Additional Term Commitment of such Additional Term Lender. The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Additional Term Loan Assumption Agreement. Each of the parties hereto hereby agrees that, upon the effectiveness of any Additional Term Loan Assumption Agreement, the Additional Term Loan shall be deemed to be a Term Loan for all purposes hereunder and any and all terms and provisions in the Loan Documents that pertain to the Term Loans shall be deemed to apply to the Additional Term Loans, unless the context otherwise requires. Upon the drawing of the Additional Term Loans requested in the Additional Term Loan Notice, amortization shall commence with respect to the Additional Term Loans and shall be payable at the rates and on the dates as amortization is payable on the Term Loans and the amortization schedule set forth in SECTION 2.04 of this Agreement shall be deemed amended to the extent necessary to incorporate the amortization of the Additional Term Loans. Any such deemed amendment may be memorialized in writing by the Administrative Agent with the Borrower's consent (not to be unreasonably withheld) and furnished to the other parties hereto. Additional Term Loans shall earn interest at the same rate and shall be payable on the same terms and the same dates as interest on the Term Loans; PROVIDED that to the extent an Additional Term Loan is made during the middle of an Interest Period with respect to the Term Loans, such Additional Term Loan shall accrue interest at the Base Rate through the end of such Interest Period.

                           (c) As a condition precedent to the effectiveness of
                  the Additional Term Commitment, the Borrower shall deliver to the Administrative Agent a certificate of each Loan Party dated as of the Additional Term Commitment Effective Date signed by a Responsible Officer of such Loan Party (i) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such Additional Term Commitments and Additional Term Loans and (ii) in the case of the Borrower, certifying that, before and after giving effect to such Additional Term Commitments and Additional Term Loans,
                  (A) the representations and warranties contained in ARTICLE V of this Agreement and in the other Loan Documents are true and correct in all material respects on and as of the Additional Term Commitment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and except that for

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                          Alderwoods - Amendment No. 1

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                  purposes of this SECTION 2.14, the representations and
                  warranties contained in subsections (a) and (b) of SECTION
                  5.05 shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of SECTION 6.01, and (B) no Default exists. In addition, as conditions precedent to the effectiveness of the Additional Term Commitment, the Borrower shall deliver all such other certificates and documentation reasonably requested by the Administrative Agent, including, without limitation, an opinion of Jones Day or such other counsel of the Borrower acceptable to the Administrative Agent, dated the Additional Term Commitment Effective Date, covering such matters related to the Additional Term Loans as the Administrative Agent shall reasonably request."

                  (n) Section 6.03(e) is hereby amended by replacing each reference to "Section 2.06" therein with a reference to "Section 2.05".

                  (o) Section 7.02(a)(B) of the Credit Agreement is hereby restated in its entirety to read as follows:

                           "(B) Indebtedness evidenced by the Seven Year Notes
                  and the Subordinated Notes and Indebtedness under the Bridge Facility, and any refinancings, refundings, renewals, replacements or extensions thereof or indebtedness issued after a repurchase or redemption (and retirement) thereof, whether through a debt tender offer or otherwise, PROVIDED that (i) the aggregate amount of such refinanced, refunded, renewed, replaced, extended or other Indebtedness at any time outstanding does not exceed $375,000,000 and (ii) the terms relating to amortization, maturity, collateral (if any) and, except with respect to the Bridge Facility, subordination (if any), and other material terms taken as a whole, of any such extending, refunding, renewing, refinancing or other Indebtedness, and of any agreement entered into and of any instrument issued in connection therewith, are no less favorable in any material respect to the Loan Parties or the Lenders than the terms of any agreement or instrument governing the Indebtedness being extended, refunded or refinanced and the interest rate applicable to any such extending, refunding or refinancing Indebtedness does not exceed the then applicable market interest rate."

                  (p) Section 7.04(b) of the Credit Agreement is hereby restated in its entirety to read as follows:

                           "(b) any Subsidiary may Dispose of all or
                  substantially all of its assets (upon voluntary liquidation or otherwise) (i) to the Borrower or to another Subsidiary; PROVIDED that if the transferor in such a transaction is a Guarantor, then the transferee must either be the Borrower or a Guarantor or (ii) in a transaction otherwise permitted under
                  SECTION 7.05; and".

                  (q) Section 7.06(e) of the Credit Agreement is hereby amended by adding the following language at the end thereof:

                           "and the Borrower may prepay, redeem, defease or
                  otherwise satisfy in full the entire principal amount of the Subordinated Notes with the proceeds of the Bridge Facility."

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                          Alderwoods - Amendment No. 1

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                  (r) Section 7.16 of the Credit Agreement is hereby amended by deleting the word "and" from the end of subsection (i) thereof, replacing it with a "," and adding a new subsection (iii) immediately following subsection
(ii) to read in full as follows:

                           "and (iii) the prepayment, redemption, defeasance or
                  satisfaction in full of the Subordinated Notes permitted under
                  SECTION 7.06(e) and any prepayment, repurchase or redemption (and retirement) of the Seven Year Notes and the Bridge Facility as part of a transaction permitted under SECTION 7.02(a)(B) or with the proceeds of Additional Term Loans in accordance with SECTION 2.14(a) or with the proceeds of Revolving Credit Advances (but solely to the extent Revolving Credit Advances are permitted for such use in SECTION 2.14(a) and this SECTION 7.16)"

                  (s) Section 7.16 of the Credit Agreement is hereby further amended by adding the following sentence at the end thereof:

                           "The Borrower may repay the Bridge Facility at the
                  maturity thereof using proceeds of the Revolving Credit Facility or cash on hand so long as after giving effect to such repayment there is either minimum availability under the Revolving Credit Facility of at least $25,000,000, cash on hand of at least $25,000,000 or a combination of cash on hand and availability under the Revolving Credit Facility of at least $25,000,000; PROVIDED, that no proceeds of the Revolving Credit Facility may be used for such purpose if the Consolidated Leverage Ratio on the proposed date of such repayment is greater than 4.25:1.00 or if the Consolidated Leverage Ratio would be greater than 4.25:1.00 after giving effect to any such repayment."

                  (t) Section 7.17 of the Credit Agreement is hereby amended by adding at the end thereof the following proviso:

                           "; PROVIDED that the Borrower may cancel, terminate,
                  amend or modify any Related Document in connection with any refinancing, refunding, renewal, extension, redemption or repurchase (and retirement) of any Indebtedness issued under or in connection with any such Related Document as part of a transaction permitted under SECTION 7.02(a)(B) or SECTION 7.16."

                  (u) Section 7.20 of the Credit Agreement is hereby amended by replacing the reference to "Section 7.03(c)" therein with a reference to "Section 7.03(h)".

                  (v) Section 8.01(e) of the Credit Agreement is hereby amended by restating the provisio at the end thereof to read in full as follows:

                           "PROVIDED that this clause (e) shall not apply to
                  Indebtedness (excluding the Seven Year Notes, the Subordinated Notes and the Bridge Facility or any Indebtedness issued pursuant to a refinancing, refunding, renewal, replacement, extension, redemption or repurchase (and retirement) of any of the foregoing) that becomes due (or for which an offer to repurchase, prepay, defease or redeem such Indebtedness is required to be made) as a result of a "due on sale" provision in such Indebtedness that is limited to the specific property being sold so long as such Indebtedness is paid when due; or".

                  SECTION 2. CONDITIONS OF EFFECTIVENESS. (a) This Amendment shall become effective as of the date first written above (the "AMENDMENT EFFECTIVE DATE") when the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower and the Required

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                          Alderwoods - Amendment No. 1

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Lenders or, as to any of the Lenders, advice satisfactory to the Administrative
Agent that such Lender has executed this Amendment and the consent attached hereto executed by each of the Loan Parties (other than the Borrower) and
Section 1 (except to the extent set forth in Section 2(b) below) shall become effective when, and only when, the Administrative Agent shall have additionally received all of the following documents, each such document (unless otherwise specified) dated the Amendment Effective Date and in form and substance satisfactory to the Administrative Agent:

                           (i) certified copies of (A) the resolutions of the
                  Board of Directors of (1) the Borrower approving this Amendment and the matters contemplated hereby and thereby and
                  (2) each other Loan Party evidencing approval of the Consent and the matters contemplated hereby and thereby and (B) all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment, the Consent and the matters contemplated hereby and thereby;

                           (ii) a certificate of the Secretary or an Assistant
                  Secretary of the Borrower and each other Loan Party certifying
                  (A) the names and true signatures of the officers of the Borrower and such other Loan Party authorized to sign this Amendment and the Consent and the other documents to be delivered hereunder and thereunder, (B) that no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body, or any third party to any agreements and instruments of any Loan Party is required for the due execution, delivery or performance by the Loan Parties of this Amendment, (C) that the representations and warranties contained in this Amendment are true and correct as of the Amendment Effective Date and
                  (D) that no event has occurred and is continuing that constitutes a Default;

                           (iii) an amendment fee for the account of each Lender
                  approving this Amendment on or before January 21, 2004 in an amount equal to 0.10% of the aggregate amount of each such Lender's Loans and Commitments; and

                           (iv) the Borrower shall have paid all reasonable
                  costs and expenses (including the reasonable fees, charges and disbursements of counsel to the Administrative Agent) incurred in connection with the preparation, negotiation and execution of this Amendment.

                  (b) Section 1(b) of this Amendment shall become effective as of the date (the "REPRICING AMENDMENT EFFECTIVE DATE") when (i) the Amendment Effective Date shall have occurred and (ii) the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower and each Term Lender, or, as to any of the Term Lenders, advice satisfactory to the Administrative Agent that such Term Lender has executed this Amendment.

                  SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. The Borrower represents and warrants as follows:

                           (a) The execution, delivery and performance by each Loan Party of this Amendment and each Loan Document as amended by the Amendment, are within such Loan Party's corporate or other powers, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person's Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any material Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries other than as contemplated hereby or (ii) any order, injunction,


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                          Alderwoods - Amendment No. 1

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         writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law.

                           (b) This Amendment and the consent attached hereto, when delivered hereunder, will have been, duly executed and delivered by each Loan Party that is party thereto. This Amendment and the consent attached hereto, when so delivered will constitute, a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms.

                  SECTION 4. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT, THE NOTES AND THE LOAN DOCUMENTS. (a) On and after each of the Amendment Effective Date and the Repricing Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

                  (b) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

                  SECTION 5. COSTS, EXPENSES. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of SECTION
10.04 of the Credit Agreement.

                  SECTION 6. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                  SECTION 7. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

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                          Alderwoods - Amendment No. 1

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                       ALDERWOODS GROUP, INC.


                                       By:
                                           -------------------------------------
                                       Name: Kenneth Sloan
                                       Title: Executive Vice President and Chief
                                       Financial Officer


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                          Alderwoods - Amendment No. 1

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                                   ---------------------------------------------
                                   [Please type or print name of institution]


                                   By
                                      ------------------------------------------
                                      Title:





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                          Alderwoods - Amendment No. 1

                                     CONSENT

                                            Dated as of January 23, 2004



                  Each of the undersigned, hereby consents to the foregoing Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Amendment, each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment, and (b) the Collateral Documents to which each of the undersigned is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).



                              Each of the Loan Parties listed on ANNEX A hereto


                              By:
                                 -----------------------------------------------
                              Name: Laurel Langford
                              Title: Responsible Officer of each of the entities listed on ANNEX A hereto



                          Alderwoods - Amendment No. 1

                              Each of the Loan Parties listed on ANNEX B hereto


                              By:
                                 -----------------------------------------------
                              Name: Jeffrey Lowe
                              Title: Responsible Officer of each of the entities listed on ANNEX B hereto


                          Alderwoods - Amendment No. 1

                           ALDERWOODS (ALABAMA), INC.


                                             By:
                                                --------------------------------
                                                Name: William Tottle
                                                Title: Vice President



                          Alderwoods - Amendment No. 1

                                            ALDERWOODS (DELAWARE), INC.


                                            By:
                                                --------------------------------
                                                Name: Kenneth Sloan
                                                Title: Treasurer




                          Alderwoods - Amendment No. 1

                             ALDERWOODS (TEXAS), L.P.
                             By: Alderwoods (Partner), Inc., its general partner



                             By:
                                 ---------------------------------
                             Name: Laurel Langford
                             Title: Secretary and Treasurer




                          Alderwoods - Amendment No. 1

                              DIRECTORS (TEXAS), L.P.
                              By: DSP General Partner, Inc., its general partner


                              By:
                                 ----------------------------------------
                                 Name: Laurel Langford
                                 Title: Secretary and Treasurer



                          Alderwoods - Amendment No. 1

                                      DOBA-HABY INSURANCE AGENCY, INC.



                                      By:
                                          ---------------------------------
                                          Name: Ronald Collins
                                          Title: Vice President


                          Alderwoods - Amendment No. 1

                                     ANNEX A


ALABAMA
Advanced Planning (Alabama), Inc.

ALASKA
Alderwoods (Alaska), Inc.

ARIZONA
Alderwoods (Arizona), Inc.
Hatfield Funeral Home, Inc.
Phoenix Memorial Park Association

ARKANSAS
Alderwoods (Arkansas), Inc.

CALIFORNIA
Advance Funeral Insurance Services
Alderwoods (Texas), Inc.
Alderwoods Group (California), Inc.
Directors Succession Planning II, Inc.
Directors Succession Planning, Inc.
DSP General Partner II, Inc.
Earthman LP, Inc.
Universal Memorial Centers V, Inc.
Universal Memorial Centers VI, Inc.
Whitehurst-Lakewood Memorial Park and Funeral Service

COLORADO
Alderwoods (Colorado), Inc.

CONNECTICUT
Alderwoods (Connecticut), Inc.

DELAWARE
Administration Services, Inc.
Alderwoods (Commissioner), Inc.
Alderwoods (Mississippi), Inc.
American Burial and Cremation Centers, Inc.
H.P. Brandt Funeral Home, Inc.
Lienkaemper Chapels, Inc.
Osiris Holding Corporation

FLORIDA
Coral Ridge Funeral Home and Cemetery, Inc.


                          Alderwoods - Amendment No. 1

Funeral Services Acquisition Group, Inc.
Garden Sanctuary Acquisition, Inc.
Kadek Enterprises of Florida, Inc.
Levitt Weinstein Memorial Chapels, Inc.
MHI Group, Inc.
Naples Memorial Gardens, Inc.
Osiris Holding of Florida, Inc.
Security Trust Plans, Inc.

GEORGIA
Advanced Planning of Georgia, Inc.
Alderwoods (Georgia), Inc.
Alderwoods (Georgia) Holdings, Inc.
Green Lawn Cemetery Corporation
Poteet Holdings, Inc.
Southeastern Funeral Homes, Inc.

IDAHO
Alderwoods (Idaho), Inc.

ILLINOIS
Alderwoods (Chicago Central), Inc.
Alderwoods (Chicago North), Inc.
Alderwoods (Chicago South), Inc.
Alderwoods (Illinois), Inc.
Chapel Hill Memorial Gardens & Funeral Home Ltd.
Chicago Cemetery Corporation
Elmwood Acquisition Corporation
Mount Auburn Memorial Park, Inc.
Pineview Memorial Park, Inc.
Ridgewood Cemetery Company, Inc.
Ruzich Funeral Home, Inc.
The Oak Woods Cemetery Association
Woodlawn Cemetery of Chicago, Inc.
Woodlawn Memorial Park, Inc.

INDIANA
Advance Planning of America, Inc.
Alderwoods (Indiana), Inc.
Ruzich Funeral Home, Inc.

IOWA
Alderwoods (Iowa), Inc.

KANSAS
Alderwoods (Kansas), Inc.


                          Alderwoods - Amendment No. 1

KENTUCKY
Alderwoods (Partner), Inc.

LOUISIANA
Alderwoods (Louisiana), Inc.

MARYLAND
Alderwoods (Maryland), Inc.

MASSACHUSETTS
Alderwoods (Massachusetts), Inc.

MICHIGAN
Alderwoods (Michigan), Inc.
AMG, Inc.
WMP, Inc.

MINNESOTA
Alderwoods (Minnesota), Inc.

MISSISSIPPI
Family Care, Inc.
Stephens Funeral Fund, Inc.

MISSOURI
Alderwoods (Missouri), Inc.

MONTANA
Alderwoods (Montana), Inc.

NEVADA
Alderwoods (Nevada), Inc.

NEW HAMPSHIRE
Robert Douglas Goundrey Funeral Home, Inc.
St. Laurent Funeral Home, Inc.
ZS Acquisition, Inc.

NEW MEXICO
Alderwoods (New Mexico), Inc.

NEW YORK
Alderwoods (New York), Inc.
Northeast Monument Company, Inc.


                          Alderwoods - Amendment No. 1

NORTH CAROLINA
Alderwoods (North Carolina), Inc.
Carothers Holding Company, Inc.
Lineberry Group Inc.
MFH, L.L.C.
Reeves, Inc.
Westminster Gardens, Inc.

OHIO
Alderwoods (Ohio) Cemetery Management, Inc.
Alderwoods (Ohio) Funeral Home, Inc.

OKLAHOMA
Alderwoods (Oklahoma), Inc.

OREGON
Alderwoods (Oregon), Inc.
The Portland Memorial, Inc.
Universal Memorial Centers I, Inc.
Universal Memorial Centers II, Inc.
Universal Memorial Centers III, Inc.

PENNSYLVANIA
Alderwoods (Pennsylvania), Inc.
Bright Undertaking Company
H. Samson, Inc.
Knee Funeral Home of Wilkinsburg, Inc.
Nineteen Thirty-Five Holdings, Inc.
Oak Woods Management Company

RHODE ISLAND
Alderwoods (Rhode Island), Inc.

SOUTH CAROLINA
Alderwoods (South Carolina), Inc.
Graceland Cemetery Development Co.

TENNESSEE
Alderwoods (Tennessee), Inc.
Eagle Financial Associates, Inc.

TEXAS
Alderwoods (Texas) Cemetery, Inc.
CHMP Holdings, Inc.
Del Rio Memorial Park, Inc.
DHFH Holdings, Inc.


                          Alderwoods - Amendment No. 1

DHNC Holdings, Inc.
Directors Cemetery (Texas), Inc.
DSP General Partner, Inc.
Earthman Cemetery Holdings, Inc.
Earthman Holdings, Inc.
EDSB Holdings, Inc.
HFCC Holdings, Inc.
HFJC Holdings, Inc.
HFSC Holdings, Inc.
Panola County Restland Memorial Park, Inc.
Pioneer Funeral Plans, Inc.
Travis Land Company
Tyler Memorial Funeral Home and Chapel, Inc.
Waco Memorial Park

VIRGINIA
Alderwoods (Virginia), Inc.

WASHINGTON
Alderwoods (Washington), Inc.
Evergreen Funeral Home and Cemetery, Inc.
Green Service Corporation
S&H Properties and Enterprises, Inc.
Vancouver Funeral Chapel, Inc.

WEST VIRGINIA
Alderwoods (West Virginia), Inc.

WISCONSIN
Alderwoods (Wisconsin), Inc.
Northern Land Company, Inc.


                          Alderwoods - Amendment No. 1

                                     ANNEX B


CALIFORNIA
A.L. Cemetery
Colton Funeral Chapel, Inc.
Custer Christiansen Covina Mortuary, Inc.
Dimond Service Corporation
Glasband-Malinow-Weinstein Mortuary, Inc.
Glasband-Willen Mortuaries
Grove Colonial Mortuary, Inc.
Harbor Lawn Memorial Park, Inc.
Home of Peace Memorial Park and Mausoleum, Inc.
Neel Funeral Directors, Inc.
RH Mortuary Corporation
Richardson-Peterson Mortuary, Inc.
San Fernando Mortuary, Inc.
White Funeral Home, Inc.
Workman Mill Investment Company

DELAWARE
RH Cemetery Corp.
RH Satellite Properties Corp.
Rose Hills Company
Rose Hills Holdings Corp.

                          Alderwoods - Amendment No. 1